UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13-5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 N. Glassell Street, Orange, California	92865
(Address of principal executive offices)	(Zip Code)

(714) 921-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	VOLT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On June 15, 2021, Volt Information Sciences, Inc. issued a press release announcing earnings for its fiscal second quarter ended May 2, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Volt Information Sciences, Inc. dated June 15, 2021 announcing earnings for its fiscal second quarter ended May 2, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

By:	/s/ Herbert M. Mueller
Herbert M. Mueller, Senior Vice President and Chief Financial Officer

Date: June 15, 2021

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Volt Information Sciences, Inc. dated June 15, 2021 announcing earnings for its fiscal second quarter ended May 2, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)